CONFIDENTIAL INFORMATION OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
                PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
                      ASTERISKS (*) DENOTE SUCH OMISSIONS

                               AMENDMENT NO. 1 TO
                            TOLL CONVERSION AGREEMENT


     THIS AMENDMENT AGREEMENT is entered into as of May 4, 1988 by Northwest Aluminum Company, an Oregon corporation ("NAC"), and Clarendon Ltd., a Swiss corporation ("Clarendon").

                                    RECITAL:

     NAS and Clarendon have entered into an Aluminum Toll Conversion Agreement dated as of September 15, 1986 (the "Tolling Agreement") and wish, by this Amendment Agreement, to amend certain provisions of the Tolling Agreement and to provide for the extension of the term of the Tolling Agreement.

                               TERMS OF AGREEMENT:

     The parties hereto, intending legally to be bound by this Amendment Agreement, hereby agree as follows:

     Section 1. Definitions. Terms defined in the Tolling Agreement shall have the same meanings in this Amendment Agreement, and the following defined terms shall be inserted in Article I of the Tolling Agreement and shall have the following meanings for purposes of this Amendment Agreement and the Tolling Agreement as amended hereby:

               "Off-Grade Aluminum" means Aluminum having an aluminum content less than that of 99.7 Grade Aluminum.

               "99.5 Grade Aluminum" means unalloyed aluminum (Alcoa P1535) having an aluminum content of 99.5%

               "99.7 Grade Aluminum" means unalloyed aluminum (Alcoa P1020) having an aluminum content of 99.7%.

     Section 2. Exercise of Option to Extend. Clarendon hereby exercises its option under Section 3.1.2(i) of the Tolling Agreement to extend the term of the Tolling Agreement by two years, through September 30, 1991, and the parties agree that Clarendon's right to terminate Alumina Deliveries after September 30, 1991 shall be as stated in Section 3.1.2(ii) of the Tolling Agreement except that the reference to "at least three (3) months' prior notice" is hereby amended to read "at least six (6) month's prior notice."

     Section 3. Tolling Charges.

          3.1 Section 6.1.2(i) of the Tolling Agreement is amended to read in full as follows:

               "(i) *** percent (***%) of the "Aluminum Metal Price" (as defined in Section 6.1.4) for contracts for 99.5 Grade Aluminum, or if contracts for 99.5 Grade Aluminum cease trading on the LME (as defined in Section 6.1.4) *** percent (***%) of the "Aluminum Metal Price" for contracts for 99.7 Grade Aluminum, in either case as applicable for the third calendar month immediately preceding the calendar month in which the Aluminum Delivery occurs, as more fully provided in
          Section 6.1.4, or"

          3.2 Section 6.1.3 of the Tolling Agreement is amended by replacing "fifty- five thousand (55,000) Metric Tons" in clause (i) by "sixty-five thousand (65,000) Metric Tons."

     Section 4. Potline No. 1; Off-Grade Aluminum

          4.1 The parties acknowledge that Clarendon will provide Alumina for the operation of Potline No. 1 upon its partial start-up, and agree that, for purposes of Sections 3.1.1 and 3.1.2 of the Tolling Agreement, the amounts of Alumina Deliveries to be made by Clarendon shall include the amounts of Alumina required for operation of Potline No. 1 upon its partial start-up and the amounts of Basic Tonnage and Renewal Tonnage shall include the amounts of Aluminum required to be produced from such Alumina Deliveries.

          4.2 In connection with the foregoing, Section 3.2.3 of the Tolling Agreement is hereby amended to read in full as follows:

               "3.2.3 Starting on January 1, 1988 NAC shall be obligated to produce and deliver to Clarendon 99.7 Grade Aluminum (including without limitation Aluminum Deliveries relating to Alumina delivered to NAC for the operation of Potline No. 1), subject to the following provisions:

               "(i) Tolling Charges for any Off-Grade Aluminum delivered to Clarendon in any calendar month shall be reduced, on a per Pound basis, as follows:


               First 500,000 Pounds of Off-Grade Aluminum
               Delivered in Calendar Month
               ------------------------------------------

               Below 99.7 Grade Aluminum to
               and including Alcoa P1535                       *** cents

               Below Alcoa P1535 to and
               including Alcoa 2060                            *** cents

               Below Alcoa 2060 to and including
               Alcoa 2590                                      *** cents

               Below Alcoa 2590 to and including
               MT0                                             *** cents

               Below MT0 to and including MT1                  *** cents

               Below MT1 to and including MT2                  *** cents

               Below MT2                                       *** cents

                                        3


               Off-Grade Aluminum Delivered in a Calendar
               Month Exceeding 500,000 Pounds
               ------------------------------------------


               Below 99.7 Grade Aluminum to
               and including Alcoa P1535                       *** cents

               Below Alcoa P1535 to and
               including Alcoa 2040                            *** cents

               Below Alcoa 2040 to and including
               Alcoa 2060                                      *** cents

               Below Alcoa 2060 to and including
               MT0                                             *** cents

               Below MT0                                       *** cents


               "(ii) Clarendon has agreed to waive the first $*** in reductions of Tolling Charges under clause (i) for deliveries of Off-Grade Aluminum made after January 1, 1998."

     Section 5. Sale of Molten Metal. A new Section 4.7 is hereby added to the Tolling Agreement, as follows:

               "Section 4.7 Sale of Molten Metal. Effective from and including May 1, 1988, Clarendon shall sell to NAC, and NAC shall purchase from Clarendon, Aluminum in the form of molten metal subject to the following provisions:

               "4.7.1 The amount of molten metal to be purchased by NAC during the calendar months of May through September 1998, inclusive, shall be 1,000,000 Pounds per calendar month.

               "4.7.2 From October 1, 1988 through the balance of the term of this Agreement NAC shall purchase between 1,500,000 Pounds and 2,500,000 Pounds of molten metal per calendar month, with the exact amount of molten metal to be purchased by NAC in any calendar month during each calendar quarter to be determined by NAC's notice to Clarendon given at least two months prior to the beginning of that calendar quarter. Any such notice by NAC shall be irrevocable once given, and if NAC fails to give timely notice as to any calendar quarter it shall be required to purchase 1,500,000 Pounds of molten metal during each month of that quarter.

               "4.7.3 Molten metal allocable to NAC for purchase under this
          Section 4.7 during any calendar month shall be determined by mutual agreement of the parties on the understanding that, in principle, such allocation shall be made on a pro rata basis taking into account the Smelter's anticipated production during that month and the parties' respective casting requirements.

               "4.7.4 Aluminum products produced from the molten metal sold to NAC shall be distinctively marked and stored separately from Aluminum belonging to Clarendon, as provided more fully in Section 5.3.1.

               "4.7.5 The per Pound purchase price for molten metal delivered to NAC under this Section 4.7 during any calendar month shall be equal to
          (a) the per Pound 'U.S. Transaction Price' quoted by Metals Week for the calendar month preceding the month of delivery, less (b) a discount of *** cents per Pound. NAC shall pay Clarendon for each delivery of molten metal to NAC under this Section 4.7 within thirty
          (30) days after the date of NAC's invoice to Clarendon for tolling charges relating to such molten metal. Delivery of molten metal to be purchased by NAC under this Section 4.7 shall be deemed to have occurred upon completion of the conversion process for such molten metal."

     Section 6. Billet Option. Section 4.2.3 of the Tolling Agreement is hereby renumbered "Section 4.2.2" (to correct a typographical error in the Tolling Agreement), and a new Section 4.2.3 is added as follows:

               "4.2.3 Notwithstanding anything to the contrary in this Section 4.2, the amount of billet which Clarendon shall have the right (but not an obligation) to receive using NAC's existing facilities shall be 40,000 MT per year, evenly spread, and the upcharges payable by Clarendon with respect to such billet shall be:

               "(i) *** cents per Pound for billet to be sold by Clarendon to Vanexco under Clarendon's existing sales agreement with Vanexco, and

               "(ii) for 6063 and 6061 billet to be sold by Clarendon to other customers, *** cents per Pound in calendar years 1988 and 1989, and thereafter *** cents per Pound.

          It is estimated that additional billet utilizing new Smelter equipment will be approximately 20,000 MT per annum, and upcharges for any such additional billet capacity requested by Clarendon shall be subject to mutual agreement."

     Section 7. Entire Agreement; Governing Law. This Amendment Agreement represents the entire agreement of the parties as to its subject matter, supersedes all prior understandings or communications between the parties relating to such subject matter, and shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be wholly performed within that State.

     Section 8. Counterparts. This Amendment Agreement may be signed in any number of counterparts, and any single counterpart or a set of counterparts signed, in either case, by all the parties hereto shall constitute a full and original agreement for all purposes.

                                   EXECUTION:

     The parties have caused this Amendment Agreement to be duly executed as of the date first above written, whereupon it enters into full force and effect in accordance with its terms.

                                  NORTHWEST ALUMINUM COMPANY


                                  By: BRETT WILCOX
                                      ------------------------------------------
                                  Name:  Brett Wilcox

                                  Title:  President

                                  CLARENDON LTD.


                                  By: S.D. TRINCA
                                      ------------------------------------------
                                  Name:  S. D. Trinca

                                  Title:  ________________________________